FOURTH FORBEARANCE AGREEMENT
AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

FOURTH FORBEARANCE AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 7, 2009 (this “Agreement”), by and among Haights Cross Operating Company (the “Borrower”), the entities listed as “Guarantors” on the signature pages hereto (the “Guarantors”), the entities listed as “Lenders” on the signature pages hereto (the “Lenders”), and DDJ Capital Management, LLC, as administrative agent and collateral agent for the Lenders (the “Agent”).

RECITALS

A.           The Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Credit Agreement dated as of August 15, 2008 (as amended, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”), pursuant to which the Lenders made certain loans to the Borrower.

B.           The Borrower has advised the Agent that the Borrowers and the Guarantors (i) are not able to timely deliver the financial statements and/or other deliverables required to be delivered to the Agent and Lenders pursuant to Sections 6.1(a) and 6.1(d) of the Credit Agreement for the fiscal year ended December 31, 2008 and the fiscal quarter ended March 31, 2009 and/or deliver other materials in compliance with the provisions of Section 6.1(a) of the Credit Agreement for such periods (the “Specified Financial Information”), (ii) are not able to timely file with the SEC and/or timely deliver to certain other Persons, in each case, in accordance with the Senior Note Documents and the Discount Note Documents, the following reports (x) report on 10-K required to be filed with the SEC and otherwise delivered for the Borrower’s fiscal year ended December 31, 2008, (y) any current reports on 8-K required to be filed with the SEC and otherwise delivered after such 10-K is required to be filed with respect to the Borrower’s fiscal year ended December 31, 2008 and (z) report on 10-Q required to be filed with the SEC and otherwise delivered for the Borrower’s fiscal quarter ended March 31, 2009 (collectively, the “Indenture Financial Reports”), and (iii) believe that they are in compliance with the financial covenants in Section 7.10 of the Credit Agreements as of the test dates of September 30, 2008, December 31, 2008 and March 31, 2009 as set forth in the Compliance Certificates that the Borrower delivered to the Agent in accordance with the Credit Agreement for such periods (collectively, the “Specified Financial Covenants”), but understand that the Agent and the Lenders, upon further review and consideration, may decide that the Borrowers and Guarantors inappropriately calculated certain of the Specified Financial Covenants, and have requested that the Agent and the Lenders refrain from declaring a Default or Event of Default, if any is determined to exist, with respect to the Specified Financial Covenants solely during the Forbearance Period (any such Default or Event of Default that may be determined to exist as a result of the calculation of the Specified Financial Covenants, the “Specified Financial Covenant Defaults”).

C.           The failure of the Borrower and the Guarantors to timely deliver the Specified Financial Information to the Agent and the Lenders pursuant to Section 6.1(a) of the Credit Agreement constitutes an Event of Default under Section 8.1(c) of the Credit Agreement (such Event of Default being referred to herein as the “Specified Financial Information Defaults”), and the failure of the Borrowers and the Guarantors to timely file and/or deliver the Indenture Financial Reports constitutes an Event of Default under Section 8.1(f) of the Credit Agreement (together with the Specified Financial Information Defaults, the “Financial Reporting Defaults”, and collectively with the Specified Financial Covenant Defaults, the “Specified Forbearance Items”).

D.           The Borrower previously requested that the Agent and the Lenders temporarily forbear from exercising their rights and remedies solely as a result of the Financial Reporting Defaults to enable the Borrower and the Guarantors to develop and present a proposed plan for restructuring certain of the obligations of Borrower and one or more of the Guarantors, including, the Obligations, and the Agent, the Lenders, the Borrower and the Guarantors entered into (i) a Forbearance Agreement dated April 15, 2009 (the “Initial Forbearance Agreement”), pursuant to which the Agent and the Lenders agreed, subject to the terms and conditions set forth in the Initial Forbearance Agreement, to temporarily forbear from exercising their rights and remedies solely as a result of the Financial Reporting Defaults until April 24, 2009, (ii) a Second Forbearance Agreement dated April 23, 2009 (the “Second Forbearance Agreement”), pursuant to which the Agent and the Lenders agreed, subject to the terms and conditions set forth in the Second Forbearance Agreement, to temporarily forbear from exercising their rights and remedies solely as a result of the Financial Reporting Defaults until May 1, 2009 and (iii) a Third Forbearance Agreement dated May 1, 2009, as amended (the “Third Forbearance Agreement” and, together with the Initial Forbearance Agreement and the Second Forbearance Agreement, the “Prior Forbearance Agreements”) pursuant to which the Agent and the Required Lenders agreed, subject to the terms and conditions set forth in the Third Forbearance Agreement, to temporarily forbear from exercising their rights and remedies solely as a result of the Financial Reporting Defaults until May 7, 2009.

E.           The Borrower has now requested that the Agent and the Lenders continue to temporarily forbear from exercising their rights and remedies solely as a result of the Financial Reporting Defaults and the Specified Financial Covenant Defaults to enable the Borrower and the Guarantors additional time to develop and present a proposed restructuring plan.

F.           The Agent and the Lenders are willing to continue to temporarily forbear from exercising their rights and remedies (other than as expressly set forth in this Agreement) solely as a result of the Financial Reporting Defaults and the Specified Financial Covenant Defaults for the period and on the terms and conditions specified in this Agreement.

G.           In consideration of the temporary forbearance by the Agent and the Lenders described in this Agreement, the Credit Parties have agreed with the Agent and the Lenders to amend the Credit Agreement to, among other things, increase the rate of interest payable thereunder and modify the dates on which accrued interest shall be due and payable thereunder, all as more particularly described in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1.                                INTERPRETATION; PRIOR FORBEARANCE AGREEMENTS

1.1           Defined Terms.  All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

1.2           Prior Forbearance Agreements.  Upon the execution and delivery of the Second Forbearance Agreement, the Second Forbearance Agreement superseded the Initial Forbearance Agreement and the Initial Forbearance Agreement was deemed terminated, null and void and upon the execution and delivery of the Third Forbearance Agreement, the Third Forbearance Agreement superseded the Second Forbearance Agreement and the Second Forbearance Agreement was deemed terminated, null and void.  It is the intent of the parties hereto that upon execution and delivery of this Agreement, this Agreement shall supersede the Third Forbearance Agreement and the Third Forbearance Agreement shall be deemed terminated, null and void.

SECTION 2.                                ACKNOWLEDGEMENTS

2.1           Acknowledgement of Obligations.  The Borrower hereby acknowledges, confirms and agrees that as of the close of business on May 6, 2009, the Borrower is indebted to the Lenders in respect of the Loans in the principal amount of $108,200,000.  The Borrower and the Guarantors hereby jointly and severally acknowledge, confirm and agree that the Loans, together with all interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Agent and the Lenders pursuant to the terms and provisions of the Loan Documents, are unconditionally owing by the Borrower, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2           Acknowledgement of Security Interests.  The Borrower and the Guarantors hereby jointly and severally acknowledge, confirm and agree that the Agent, for the benefit of the itself and the Lenders, holds and shall continue to hold valid, enforceable and perfected first-priority Liens upon and security interests and mortgages, as applicable, in the Collateral heretofore granted to the Agent pursuant to the Loan Documents (subject to Permitted Liens).

2.3           Binding Effect of Loan Documents.  The Borrower and the Guarantors hereby jointly and severally acknowledge, confirm and agree that:  (a) each of the Loan Documents to which the Borrower or any Guarantor is a party has been duly executed and delivered by the Borrower or such Guarantor, as applicable, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of the Borrower and the Guarantors contained in the Loan Documents and in this Agreement constitute the legal, valid and binding Obligations of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with their respective terms, and neither the Borrower nor the Guarantors has any valid defense to the enforcement of such Obligations, in each case, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law, and (c) subject to Section 3.2 hereof, the Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 3.                                FORBEARANCE IN RESPECT OF EVENTS OF DEFAULT

3.1           Acknowledgement of Events of Default.  The Borrower and the Guarantors hereby jointly and severally acknowledge and agree that (a) the Financial Reporting Defaults constitute “Events of Default” under the Credit Agreement, (b) the Specified Financial Information Default is not subject to cure, and (c) subject to Section 3.2 hereof, the Financial Reporting Defaults entitle the Agent and the Lenders to exercise their rights and remedies under the Loan Documents and applicable law.  The Borrower and the Guarantors hereby jointly and severally further represent and warrant that as of the date hereof no other Defaults or Events of Default exist under the Loan Documents.  The Borrower and the Guarantors hereby jointly and severally acknowledge and agree that, subject to Section 3.2 hereof, the Agent and the Lenders have the present right to exercise all remedies available under the Loan Documents and applicable law.

3.2           Forbearance.

(a)           In reliance upon the representations, warranties and covenants of the Borrower and the Guarantors contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, the Agent and the Lenders hereby agree to forbear from exercising, or causing the exercise of, their rights and remedies under the Loan Documents or applicable law solely in respect of or arising out of the Specified Forbearance Items (other than the right to charge interest at the then applicable Post-Default Rate for the period described in the first sentence of Section 5.5 of this Agreement) for the period (the “Forbearance Period”) commencing on April 15, 2009 and ending on the earliest to occur of: (i) 6:00 p.m. (Boston, Massachusetts time) on June 5, 2009, (ii) the occurrence or existence of any Event of Default, other than (x) the Financial Reporting Defaults and/or (y) the Specified Financial Covenant Defaults or any breach of the second sentence of Section 3.1 of this Agreement as a result thereof, and (iii) the occurrence or existence of any “Event of Default” (including, without limitation, any “Event of Default” arising out of, or related to, the failure of the Borrower and the Guarantors to timely file and/or deliver the Indenture Financial Reports) under and as such term is defined in the Senior Note Indenture and/or the Discount Note Indenture.

(b)           Upon the termination of the Forbearance Period, the agreement of the Agent and the Lenders to forbear from exercising their rights and remedies with respect to the Financial Reporting Defaults and any Specified Financial Covenant Defaults shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit the Agent and the Lenders to exercise, or cause the exercise of, such rights and remedies immediately, without any further notice, passage of time or forbearance of any kind.

3.3           No Waivers; Reservation of Rights.

(a)           The Agent and the Lenders have not waived, and are not by the execution of this Agreement waiving, any Events of Default (including any of the Specified Forbearance Items) which may be continuing on the date hereof or any Events of Default which may hereafter occur (whether such Events of Default are the same as or similar to any of the Specified Forbearance Items or otherwise), and neither the Agent nor the Lenders have agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than, during the Forbearance Period, solely with respect to the Specified Forbearance Items to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

(b)           Subject to Section 3.2 above (solely with respect to the Specified Forbearance Items), the Agent and the Lenders reserve the right, in their discretion, to exercise, or cause the exercise of, any or all of their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may hereafter occur.

(c)           Without limiting the generality of the foregoing, the Borrower and the Guarantors will not claim that any prior action or course of conduct by the Agent or the Lenders, including, without limitation the execution and delivery of this Agreement or any Prior Forbearance Agreement, constitutes an agreement or obligation to continue such action or course of conduct in the future.  Each of the Borrower and the Guarantors acknowledges that the Agent and the Lenders have not made any commitment as to how or whether the Financial Reporting Defaults will be resolved upon termination or expiration of the Forbearance Period.

(d)           Except as set forth in Section 4 of this Agreement, nothing in this Agreement shall be construed as an amendment to the Credit Agreement or any other Loan Document.  The Credit Agreement and the other Loan Documents are in full force and effect, and shall remain in full force and effect unless and until an agreement modifying the Credit Agreement or another Loan Document is executed and delivered by the applicable parties, and then only to the extent such agreement actually modifies such documents.

3.4           Restructuring Transactions; Indicative Term Sheet.  The Agent, the Lenders and the Credit Parties have been discussing the terms of a proposed plan for restructuring certain of the obligations of the Credit Parties, including the Obligations, and the Agent has distributed to the Borrower and the Lenders a draft Restructuring Transaction Term Sheet dated May 7, 2009 (the “Restructuring Term Sheet”), which Restructuring Term Sheet reflects a summary of the preliminary indicative terms and conditions that the Agent, the Lenders and the Credit Parties are considering in connection with the possible restructuring of certain Indebtedness of the Credit Parties (the “Restructuring Transactions”).  The parties to this Agreement acknowledge and agree that the Restructuring Term Sheet is for discussion purposes only and does not constitute a commitment by the Credit Parties, the Agent or any Lender to enter into the Restructuring Transactions or to consent or agree to any restructuring of the Term Loans.  Without limiting the generality of the foregoing:  (i) the Restructuring Term Sheet does not constitute a commitment by the Agent or any Lender to make additional Loans or enter into any other transaction;  and (ii) if the Agent and the Lenders agree, in their sole discretion, to issue any commitment with respect to the Restructuring Transactions, the issuance of such commitment shall be subject to the satisfaction of certain conditions, which conditions shall include, without limitation:

(a)           receipt by the Agent and the Lenders of a quality of earnings analysis (the “Quality of Earnings Report”) prepared by CTS Capital Advisors, or such other advisor reasonably satisfactory to the Required Lenders (the “Quality of Earnings Report Preparer”);

(b)           receipt by the Agent and the Lenders of evidence reasonably satisfactory to the Agent and the Lenders that (i) the Indenture Financial Reports have been filed with the SEC and (ii) any defaults under the Senior Note Documents and the Discount Note Documents arising from the failure by the Credit Parties to file the Indenture Financial Reports have been cured; and

(c)           receipt by the Agent and the Lenders of weekly updates (which updates may be made by telephonic meeting) with respect to the status of the Restructuring Transactions, including, without limitation, the status of the Credit Parties’ discussions with holders of the Senior Discount Notes.

It is understood that the foregoing list of conditions and the terms and conditions set forth in the Restructuring Term Sheet are neither intended to constitute all of the conditions applicable to any issuance of a commitment with respect to the Restructuring Transactions, nor intended to constitute all of the terms and conditions applicable to the Restructuring Transactions.

SECTION 4.                                AMENDMENTS TO CREDIT AGREEMENT

Effective as of the date of this Agreement, the Credit Agreement is hereby amended as follows:

4.1           Amendments to Section 1.1 of Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the defined term “Applicable Margin” and replacing such defined term with the following new defined term “Applicable Margin” and (b) inserting the following new defined term “First Amendment Effective Date” in the appropriate alphabetical order:

“Applicable Margin” means (a) for Base Rate Loans, 11.00% per annum and (b) for LIBOR Loans, 12.25% per annum.

“First Amendment Effective Date” means May 7, 2009, the effective date of that certain Fourth Forbearance Agreement and Amendment No. 1 to Credit Agreement, amending this Agreement.

4.2           Amendment to Section 2.1(b) of Credit Agreement.  Section 2.1(b) of the Credit Agreement is hereby amended and restated in its entirety, as follows:

(b)           Interest on the Term Loans.

(i)           Subject to Section 2.2 hereof, the outstanding principal amount of the Term Loans shall bear interest at a rate per annum equal to either (x) the Adjusted Base Rate plus the Applicable Margin or (y) the Three Month LIBOR Rate plus the Applicable Margin, as the Borrower may elect in accordance with Section 2.2(a).  Notwithstanding the foregoing, (i) any portion of the Term Loans which is not paid when due or within any applicable grace or cure period shall automatically bear interest until paid in full at the Post-Default Rate, (ii) during the period when any Event of Default of the type described in clauses (g), (h) or (i) of Section 8.1 shall have occurred and be continuing, the outstanding principal balance of the Term Loans shall automatically bear interest, after as well as before judgment, at the Post-Default Rate, (iii) if there shall occur and be continuing any Event of Default (other than an Event of Default of the type described in clauses (g), (h) or (i) of Section 8.1), following written notice delivered to the Borrower from the Agent at the request of the Required Lenders, the outstanding principal balance of the Term Loans shall bear interest, after as well as before judgment, at the Post-Default Rate during the period beginning on the date such Event of Default first occurred, and ending on the date such Event of Default is cured or waived.  Except as otherwise expresssly permitted under clause (ii) of this Section 2.1(b), accrued interest on the outstanding principal balance of the Term Loans, whether constituting Base Rate Loans or LIBOR Loans, shall be payable in cash in arrears on the last Business Day of each month; provided that interest accrued at the Post-Default Rate shall be payable on demand, and all accrued interest on a Term Loan shall be payable on each date that any portion of the principal of such Term Loan shall be payable hereunder and on the Term Loan Maturity Date.  All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Adjusted Base Rate and the Three Month LIBOR Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

(ii)           Notwithstanding anything to the contrary set forth herein, at any time after the First Amendment Effective Date until the occurrence of any Event of Default (other than the Financial Reporting Defaults and any Specified Financial Covenant Defaults (as such terms are defined in the Fourth Forbearance Agreement and Amendment No. 1 to Credit Agreement, dated as of May 7, 2009)), in lieu of making cash payments for the entire amount of interest accrued and owing on the last Business Day of any month in respect of the outstanding Term Loans, the Borrower may make an election (a “PIK Election”) to cause a portion not in excess of 2.00% per annum of the accrued interest required to be paid in respect of the Term Loans as of the last Business Day of such month to be “paid-in-kind” (a “PIK Payment”), provided, that in no event shall the Borrower make a PIK Election with respect to accrued interest in respect of the Term Loans in excess of 2.00% per annum.  In the event the Borrower makes any PIK Election, the PIK Payment applicable to such PIK Election shall be added to the outstanding principal amount of the Term Loans on the first Quarterly Date to occur after the date of such PIK Election, and, thereafter, the outstanding principal amount of the Term Loans, as increased by the amount of all PIK Payments added to the principal amount of the Term Loans on or prior to such Quarterly Date, shall continue to bear interest from and after such Quarterly Date as provided in this Section 2.1(b) until the entire principal amount of the Term Loans shall have been paid in full.  Unless the context otherwise requires, for all purposes of this Agreement and the other Loan Documents, references to the “principal amount” of the Term Loans shall be deemed, as of any date of determination, to refer to the outstanding principal amount of the Term Loans after giving effect to the addition of all PIK Payments through such date of determination.  If the Borrower desires to make a PIK Election, the Borrower shall provide the Administrative Agent with notice, in writing, not less than three (3) Business Days prior to the last Business Day of the applicable month for which the Borrower desires to make a PIK Payment, which notice shall specify the amount of the PIK Payment that will be added to the principal amount of the Term Loans on the next Quarterly Date and the amount of the accrued interest in respect of the Term Loans that the Borrower shall pay in cash on the last Business Day of the month in which such PIK Election is made. Notwithstanding anything to the contrary set forth in this Section 2.1(b)(ii), if, during the Forbearance Period (as defined in the Fourth Forbearance Agreement and Amendment No. 1 to Credit Agreement, dated as of May 7, 2009), the Borrower makes any PIK Election, the PIK Payment applicable to such PIK Election shall be added to the outstanding principal amount of the Term Loans on the last Business Day of the month in which such PIK Election is made, and the outstanding principal amount of the Term Loans after giving effect to such PIK Payment shall continue to bear interest from and after such Business Day as provided in this Section 2.1(b) until the entire principal amount of the Term Loans shall have been paid in full.

SECTION 5.                                REPRESENTATIONS, WARRANTIES AND COVENANTS

The Borrower and the Guarantors hereby represent, warrant and covenant with and to the Agent and each Lender as follows:

5.1           Representations in Loan Documents.  Each of the representations and warranties made by or on behalf of the Borrower or the Guarantors to the Agent and the Lenders in any of the Loan Documents was true and correct when made.  Except as otherwise described in the updated disclosure Schedules attached to this Agreement (the “Updated Disclosure Schedules”) and except (a) that the references to specific financial statements in Sections 4.4(a) and 4.4(c) of the Credit Agreement shall be deemed to refer to the financial statements listed in part (a) of Updated Disclosure Schedule 4.4 attached to this Agreement, (b) in lieu of making the representation and warranty set forth in Section 4.4(b) of the Credit Agreement, the Credit Parties represent and warrant to the Agent and the Lenders that except as disclosed in part (b) of Updated Disclosure Schedule 4.4 attached to this Agreement, since December 31, 2008 there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, or prospects of Holdings and its Subsidiaries from that set forth in the consolidated balance sheets and statement of operations, shareholders’ equity and cash flows of Holdings and its Subsidiaries as of and for the fiscal year ended December 31, 2008, (c) that the representations and warranties of the Credit Parties set forth in Section 4.11 of the Credit Agreement are qualified by the disclosure items set forth on Updated Disclosure Schedule 4.11 attached to this Agreement, and (d) that the representations and warranties set forth in Section 4.16 of the Credit Agreement are not being updated or made by the Credit Parties in connection with this Agreement, each of the representations and warranties made by or on behalf of the Borrower or the Guarantors to the Agent and the Lender in each of the Loan Documents is true and correct in all material respects as of the date of this Agreement with the same full force and effect as if each such representation and warranty had been made by the Borrower or the Guarantors, as appropriate, in this Agreement on the date hereof, provided that (i) any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects, subject to the materiality qualification contained therein, and (ii) any representation or warranty made by the Credit Parties in any Loan Agreement regarding the absence of any Defaults shall not be deemed to be false or inaccurate solely with respect to the Specified Forbearance Items.

5.2           Binding Effect of Documents.  This Agreement and the other Loan Documents have been duly executed by the Borrower and the Guarantors, as applicable, and delivered to the Agent and the Lenders and are in full force and effect, subject to the terms and conditions of this Agreement.

5.3           No Conflict, Etc.  The execution and delivery and performance of this Agreement by the Borrower and the Guarantors do not and will not violate any requirement of law or contractual obligation of the Borrower or the Guarantors, and do not and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues.

5.4           Additional Events of Default.  The parties hereto acknowledge, confirm and agree that any misrepresentation by the Borrower or the Guarantors, or any failure of the Borrower or the Guarantors to comply with the covenants, conditions and agreements contained in this Agreement shall constitute an Event of Default under the Credit Agreement and the other Loan Documents.

5.5           Interest.  In accordance with the terms of the Initial Forbearance Agreement, the Second Forbearance Agreement and the Third Forbearance Agreement, the Term Loans accrued interest from April 15, 2009 through and including May 6, 2009 at the then applicable Post-Default Rate (determined without giving effect to the amendment to the definition of the “Applicable Margin” made pursuant to this Agreement).  From and after the First Amendment Effective Date, the Term Loans shall cease to accrue interest at the Post-Default Rate and shall accrue interest in accordance with the terms of Section 2.1(b) of the Credit Agreement (as amended by this Agreement).  Notwithstanding anything to the contrary set forth in any Loan Document, the Agent and the Lenders agree that they shall not elect to charge interest at the Post-Default Rate at any time during the period from the First Amendment Effective Date through the later to occur of (a) June 6, 2009 and (b) the termination of the Forbearance Period (as now defined in Section 3.2(a) of this Agreement or as the same may be hereafter extended by written agreement of the Agent and the Required Lenders); provided that nothing herein shall limit the right of the Agent and the Lenders following the later to occur of (x) June 6, 2009 and (y) the termination of the Forbearance Period (as now defined in Section 3.2(a) of this Agreement or as the same may be hereafter extended by written agreement of the Agent and the Required Lenders) to charge interest at the Post-Default Rate in accordance with the terms of Section 2.1(b) of the Credit Agreement (as amended by this Agreement) upon written notice to the Borrower in accordance with Section 2.1(b) of the Credit Agreement.

5.6           Quality of Earnings Report.  The Credit Parties shall fully cooperate with the Quality of Earnings Report Preparer, shall provide the Quality of Earnings Report Preparer with such information as the Quality of Earnings Report Preparer shall reasonably request from time to time, and shall make available, at reasonable times and upon reasonable prior notice give to the President and Chief Executive Officer of the Borrower, to the Quality of Earnings Report Preparer any and all management personnel reasonably requested from time to time by the Quality of Earnings Report Preparer, in each case, in connection with the preparation of the Quality of Earnings Report.  The Agent and Lenders shall direct the Quality of Earnings Report Preparer to provide the Borrower with a copy of the Quality of Earnings Report after such report has been reviewed by the Agent and the Lenders.  Failure of the Credit Parties to comply with this Section 5.6 shall constitute an Event of Default, if such failure remains unremedied for a period of two (2) Business Days following notice of such failure given by the Agent to the Borrower.

5.7            Minimum Unrestricted Cash.  The Credit Parties covenant and agree that the Credit Parties shall at all times during the Forbearance Period maintain an aggregate amount of cash in deposit accounts and securities accounts, in each case, subject to Control Agreements, equal to or in excess of $30,000,000.

SECTION 6.                                PROVISIONS OF GENERAL APPLICATION

6.1           Effectiveness of this Agreement.  The effectiveness of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

(a)           the Agent shall have received counterpart signature pages to this Agreement duly executed and delivered by the Borrower, each Guarantor and each Lender;

(b)           the Agent shall have received a copy of the presentation to the Borrower’s board of directors prepared by Tim Bernlohr, managing member of TJB Management Consultant, LLC, regarding certain potential cost savings;

(c)           the Agent shall have received an electronic copy (in the form of an Excel spreadsheet) of the most recent financial model prepared by the Credit Parties; and

(d)           the Agent shall have received a copy of the presentation made by the Borrower to Ernst & Young LLP; and

(e)           the Credit Parties shall have paid all fees, charges and disbursements of counsel for the Agent and counsel for any Lender, in each case, for which an invoice has been delivered to the Borrower prior to the date hereof.

6.2           Effect of this Agreement.  Except as modified hereby during the Forbearance Period and, except as set forth in Section 4 of this Agreement, no other changes or modifications to the Credit Agreement or the other Loan Documents are intended or implied and in all other respects the Credit Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Agreement and the terms of the Credit Agreement and the other Loan Documents, the terms of this Agreement shall control.

6.3           Costs and Expenses.  The Borrower and the Guarantors jointly and severally, absolutely and unconditionally, agree to pay to the Agent, on demand by the Agent at any time and as often as the occasion may require, whether or not all or any of the transactions contemplated by this Agreement are consummated, all reasonable and documented out-of-pocket expenses incurred by the Agent, any Lender or any of their respective Affiliates, including all fees and expenses of the Quality of Earnings Report Preparer in connection with the Quality of Earnings Report and including the reasonable and documented fees, charges and disbursements of any counsel for the Agent, any Lender or any of their respective Affiliates, as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.  The foregoing fees, costs and expenses shall be in addition to (but without duplication of) all fees, costs, disbursements and expenses payable by the Borrower and the Guarantors pursuant to the terms of the Credit Agreement.

6.4           Indemnification. The Borrower and the Guarantors jointly and severally agree to indemnify and hold the Agent and the Lenders and each of their respective directors, officers, employees, agents (each, an “Indemnified Person”) harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, “Indemnified Costs”), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement, any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation and whether based on contract, tort or any other theory; provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such Indemnified Costs are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person.  All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower and the Guarantors, as and when incurred and upon demand.

6.5           Further Assurances.  The Borrower and the Guarantors shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

6.6           Survival of Representations and Warranties.  All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by the Agent or the Lenders or any closing of any transaction shall affect the representations and warranties or the right of Agent or the Lenders to rely upon them.

6.7           Release.

(a)           In consideration of the agreements of the Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, on behalf of itself and its successors, assigns, and other legal representatives and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably release, remise and forever discharge the Agent, each Lender and their respective successors and assigns, and their affiliates, subsidiaries, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”, and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim”, and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives or any Guarantor, or any of her, his or its respective heirs, administrators, successors, assigns, and other legal representatives, may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, the other Loan Documents or this Agreement or transactions thereunder or related thereto.

(b)           The Borrower and the Guarantors understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)           The Borrower and the Guarantors agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6.8           Covenant Not to Sue.  The Borrower, on behalf of itself and its successors, assigns, and other legal representatives, and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenant and agree with and in favor of each Releasee that the Borrower and such Guarantor will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower or the Guarantors pursuant to Section 6.7 above.  If the Borrower or any of its successors, assigns or other legal representatives or any Guarantor, or its successors, assigns or other legal representatives, violates the foregoing covenant, the Borrower, for itself and its successors, assigns and legal representatives, and each Guarantor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

6.9           Reaffirmation of Guaranties.  Each Guarantor absolutely, unconditionally and irrevocably reaffirms and ratifies its respective obligations under the Credit Agreement and each other Loan Document to which such Guarantor is a party, consents to the execution and delivery of this Agreement, and agrees and acknowledges that its liability as a Guarantor shall not be affected in any way by the execution and delivery of this Agreement or by the consummation of any of the transactions contemplated herein.  Each Guarantor warrants and represents that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the other Loan Documents or this Agreement.

6.10           Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

6.11           Reviewed by Attorneys.  The Borrower and the Guarantors represent and warrant to the Agent and Lenders that they (a) understand fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) have been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as the Borrower and the Guarantors may wish, and (c) have entered into this Agreement of their own free will and accord and without threat, duress or other coercion of any kind by any Person.  The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

6.12           Governing Law; Submission to Jurisdiction.  THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH JURISDICTION, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  THE BORROWER AND EACH GUARANTOR EXECUTING THIS AGREEMENT HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN BOSTON, MASSACHUSETTS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER AND THE GUARANTORS, ON THE ONE HAND, AND THE AGENT AND THE LENDERS, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT THE AGENT, THE LENDER, THE BORROWER AND THE GUARANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF BOSTON, MASSACHUSETTS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE AGENT OR THE LENDERS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION HAVING JURISDICTION OVER THE BORROWER, ANY GUARANTOR OR THE COLLATERAL TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT OR THE LENDERS.  THE BORROWER AND THE GUARANTORS BY EXECUTING THIS AGREEMENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE BORROWER AND THE GUARANTORS HEREBY WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.  THE BORROWER AND THE GUARANTORS BY EXECUTING THIS AGREEMENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER OR ANY GUARANTOR AT THE ADDRESSES SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S OR SUCH GUARANTOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

6.13           Waiver of Jury Trial.  THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE AGENT AND THE LENDERS, ON THE ONE HAND, AND THE BORROWER AND THE GUARANTORS, ON THE OTHER HAND, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

6.14           Counterparts.  This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

6.15           Notices.  All notices required to be made under this Agreement, the Credit Agreement or the other Loan Documents to the Borrower or any Guarantor shall be made in the manner and to the addresses noted in Section 10.1 of the Credit Agreement.  All notices required to be made under this Agreement or the other Loan Documents to the Agent and the Lenders shall be made in the manner noted in Section 10.1 of the Credit Agreement. The refusal of any party to accept delivery or the inability to deliver because of changed address of which no notice was given shall be deemed the equivalent of receipt.

6.16           Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and assigns.

6.17           Amendments.  No change, addition to, amendment or modification of the terms of this Agreement shall be effective unless such amendment or modification is consummated in accordance with the terms of the Credit Agreement.

6.18           Entire Agreement.  This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

BORROWER

Haights Cross Operating Company

By: /s/ Paul J. Crecca
Name: Paul J. Crecca
Title: President and Chief Executive Officer

GUARANTORS

Haights Cross Communications, Inc.

By: /s/ Paul J. Crecca
Name: Paul J. Crecca
Title: President and Chief Executive Officer

Sundance/NewBridge
Educational Publishing, LLC

By: /s/ Paul J. Crecca
Name: Paul J. Crecca
Title: Chairman

Triumph Learning, LLC

By: /s/ Paul J. Crecca
Name: Paul J. Crecca
Title: Chairman

Recorded Books, LLC

By: /s/ Paul J. Crecca
Name: Paul J. Crecca
Title: Chairman

WF Howes Limited

By: /s/ Paul J. Crecca
Name: Paul J. Crecca
Title: Chairman

AGENT

DDJ Capital Management, LLC,
as Administrative Agent
and Collateral Agent

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

LENDERS

Crystal Capital Onshore
Warehouse LLC

As duly authorized: Crystal Capital Fund Management, L.P. as designated manager

By: Crystal Capital Fund Management GP, LLC, its General Partner

By:_/s/ Steven A. Migliero, Jr.__________
Name: Steven A. Migliero, Jr.
Title: Managing Director

Crystal Capital Fund, L.P.

By: Crystal Capital GP, LLC,
its General Partner

By:_/s/ Steven A. Migliero, Jr.__________
Name: Steven A. Migliero, Jr.
Title: Managing Director

LENDERS

Regiment Capital Special
Situations Fund IV, L.P. (“Fund”)

By:   Regiment Capital IV GP, L.P.
 (“GPLP”), the Fund’s General Partner

By:  Regiment Capital IV GP, LLC,
General Partner of GPLP

By:_/s/ Richard T. Miller__________
Name: Richard T. Miller
Title: Authorized Signatory

LENDERS

GMAM Investment Funds Trust II,
for the account of the
Promark Alternative High
Yield Bond Fund (Account No. 7M2E)

By:  DDJ Capital Management, LLC,
on behalf of GMAM Investment
Funds Trust II, for the
account of the
Promark Alternative High Yield
Bond Fund, in its capacity as
investment manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

GMAM Investment Funds Trust

By: DDJ Capital Management, LLC,
on behalf of
GMAM Investment Funds Trust,
in its capacity as investment manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

DDJ Capital Management Group Trust

By:  DDJ Capital Management, LLC,
as attorney-in-fact

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

LENDERS

Stichting Pensioenfonds Hoogovens

By:  DDJ Capital Management, LLC,
on behalf of Stichting Pensioenfonds Hoogovens,
in its capacity as Manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

DDJ High Yield Fund

By:    DDJ Capital Management, LLC,
its attorney-in-fact

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

Caterpillar Inc. Master
Retirement Trust

By:  DDJ Capital Management, LLC,
on behalfof Caterpillar Inc.
Master Retirement Trust, in
its capacity as investment manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

LENDERS

J.C. Penney Corporation, Inc. Pension Plan Trust

By:  DDJ Capital Management, LLC,
on behalf of J.C. Penney Corporation, Inc.
Pension Plan Trust, in its capacity
as investment manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool

By:  Syntrus Achmea Asset Management,
 as asset manager

By:  DDJ Capital Management, LLC,
 as subadviser

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

Stichting Pensioenfonds
Metaal en Techniek

By:  DDJ Capital Management, LLC,
in its capacity as Manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

LENDERS

DDJ Total Return Loan Fund, L.P.

By:  GP Total Return, LP,
its General Partner
By:  GP Total Return, LLC,
its General Partner
By:  DDJ Capital Management, LLC,
Manager

By: /s/ Anthony M. Ranaldi_______
Name: Anthony M. Ranaldi
Title:  Authorized Signatory

By: /s/ Joshua L. McCarthy_______
Name: Joshua L. McCarthy
Title:  Authorized Signatory

General Motors Welfare
Benefit Trust (VEBA)

State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Welfare Benefit Trust (VEBA) as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:  _/s/ Aaron J. Poulin__________
Name: Aaron J. Poulin
Title:  Vice President